                                                                  Exhibit (h)(7)

                                                          Dated: October 4, 2000

                                  AMSOUTH FUNDS
                                 FORM OF AMENDED
                                   SCHEDULE I
                                     TO THE
                           SHAREHOLDER SERVICING PLAN

This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of AmSouth Funds:

Name of Fund                                                          Class
------------                                                          -----

AmSouth Prime Money Market Fund                                       Class A Class, Trust Class, Class B
AmSouth U.S. Treasury Money Market Fund                               Class A Class, Trust Class
AmSouth Tax Exempt Money Market Fund                                  Class A Class, Trust Class
AmSouth Bond Fund                                                     Class A Class, Trust Class, Class B
AmSouth Limited Term Bond Fund                                        Class A Class, Trust Class, Class B
AmSouth Municipal Bond Fund                                           Class A Class, Trust Class, Class B
AmSouth Florida Tax-Exempt Fund                                       Class A Class, Trust Class, Class B
AmSouth Value Fund                                                    Class A Class, Trust Class, Class B
AmSouth Balanced Fund                                                 Class A Class, Trust Class, Class B
AmSouth Small Cap Fund                                                Class A Class, Trust Class, Class B
AmSouth Equity Income Fund                                            Class A Class, Trust Class, Class B
AmSouth Select Equity Fund                                            Class A Class, Trust Class, Class B
AmSouth Growth Fund                                                   Class A Class, Trust Class, Class B
AmSouth Enhanced Market Fund                                          Class A Class, Trust Class, Class B
AmSouth Government Income Fund                                        Class A Class, Trust Class, Class B
AmSouth Strategic Portfolios: Current Income Portfolio                Class A Class, Trust Class, Class B
AmSouth Treasury Reserve Money Market Fund                            Class A Class, Trust Class
AmSouth Strategic Portfolios: Moderate                                Class A Class, Trust Class, Class B
     Growth and Income Portfolio                                      Class A Class, Trust Class, Class B
AmSouth Strategic Portfolios: Growth and                              Class A Class, Trust Class, Class B
     Income Portfolio
AmSouth Strategic Portfolios: Aggressive                              Class A Class, Trust Class, Class B
     Growth Portfolio
AmSouth Mid Cap Fund                                                  Class A Class, Trust Class, Class B
AmSouth Large Cap Fund                                                Class A Class, Trust Class, Class B
AmSouth Limited Term Tennessee Tax-Exempt Fund                        Class A Class, Trust Class, Class B
AmSouth Limited Term U.S. Government Fund                             Class A Class, Trust Class, Class B
AmSouth Strategic Portfolios: Growth Portfolio                        Class A Class, Trust Class, Class B
AmSouth International Equity Fund                                     Class A Class, Trust Class, Class B
AmSouth Capital Growth Fund                                           Class A Class, Trust Class, Class B
AmSouth Tennessee Tax-Exempt Fund                                     Class A Class, Trust Class, Class B
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